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                                                                    Exhibit 99.2


                           CONSENT OF DIRECTOR NOMINEE

     I hereby consent to use of my name as a nominee for Director of Five Star Quality Care, Inc., where it appears in this Registration Statement on Form S-1, including the Prospectus constituting a part thereof, and any amendments thereto.



                                         /s/ BRUCE M. GANS
                                         -----------------------------------
                                         Bruce M. Gans
                                         September 21, 2001